                                                               EXHIBIT (a)(1)(B)


                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                           SCHUFF INTERNATIONAL, INC.
                        PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 30, 2004

                                       BY

                            SCHUFF ACQUISITION CORP.
                       A CORPORATION TO BE WHOLLY OWNED BY
                                 DAVID A. SCHUFF
                                 SCOTT A. SCHUFF
                              AND THEIR AFFILIATES

      THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., DENVER TIME, ON
              FRIDAY, MAY 28, 2004, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                        COMPUTERSHARE TRUST COMPANY, INC.

   By Overnight Delivery or
       By Hand Delivery:                       Express Mail:                     By First Class Mail:

COMPUTERSHARE TRUST COMPANY, INC.    COMPUTERSHARE TRUST COMPANY, INC.    COMPUTERSHARE TRUST COMPANY, INC.
   Attn: Reorganization Dept.           Attn: Reorganization Dept.            Attn: Reorganization Dept.
    350 Indiana Street, #800             350 Indiana Street, #800                  P.O. Box 1596
     Golden, Colorado 80401               Golden, Colorado 80401             Denver, Colorado 80201-1596

                             Facsimile Transmission:
                                 (303) 262-0606

                     Confirm Facsimile Receipt by Telephone:
                            (303) 262-0600 ext. 4732

      YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO SCHUFF INTERNATIONAL OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

                                               DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)               SHARES TENDERED FOR CERTIFICATES ENCLOSED*
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))          (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------          -------------------------------------
                                                                                   TOTAL NUMBER OF
                                                                  CERTIFICATE     SHARES REPRESENTED     NUMBER OF SHARES
                                                                   NUMBER(S)*     BY CERTIFICATE(S)*        TENDERED**
                                                                   ----------     ------------------        ----------




                                                            TOTAL SHARES

* Need NOT be completed by stockholders delivering Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See instruction 4.

      This Letter of Transmittal is to be completed by stockholders of Schuff International, Inc. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase).

      DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

      Holders of Shares whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
      FOLLOWING:

Name of Tendering Institution:
                               -------------------------------------------------

Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                         -------------------------------------------------------


[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                                 -----------------------------------------------

Window Ticket No. (if any):
                            ----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

Name of Institution that Guaranteed Delivery:
                                              ----------------------------------

IF DELIVERY IS BY BOOK-ENTRY TRANSFER, GIVE THE FOLLOWING INFORMATION:

Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                         -------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Schuff Acquisition Corp., an Arizona corporation ("SAC") the above-described shares of common stock, par value $0.001 per share ("Shares"), of Schuff International, Inc., a Delaware corporation, pursuant to SAC's offer to purchase all Shares at a price of $2.17 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 30, 2004 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that SAC reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

      Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to or upon the order of SAC all right, title, and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares), and rights declared, paid, or distributed in respect of such Shares on or after the date hereof (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions) or confirmation of a book-entry transfer (a "Book Entry Confirmation") of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of SAC, (ii) present such Shares (and all Distributions) for transfer on the books of Schuff International, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

      By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of SAC and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy or his or her substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by SAC prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of Schuff International (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by SAC in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents, or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon SAC's acceptance of such Shares for payment, SAC must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of Schuff International's stockholders then scheduled.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by SAC, SAC will acquire good, marketable, and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges, and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or SAC to be necessary or desirable to complete the sale, assignment, and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of SAC all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof,

SAC shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by SAC in its sole discretion.

      No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, successors, successors in interest, and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. SAC's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and SAC upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

      Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that SAC has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if SAC does not accept for payment any Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6, AND 7)

To be completed ONLY if the check for the purchase price of Shares and Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated on the front cover.

                   Issue Check and/or Share Certificate(s) to:


Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   (ZIP CODE)


--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                            (SEE SUBSTITUTE FORM W-9)

Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

Account Number:
               -----------------------------------------------------------------





                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6, AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased and Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under "Description of Shares Tendered."

                   Mail Check and/or Share Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   (ZIP CODE)


--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                            (SEE SUBSTITUTE FORM W-9)

                                    IMPORTANT

                             STOCKHOLDERS SIGN HERE
          (Please Complete and Return the Attached Substitute Form W-9)

(The registered holder(s) must sign this document exactly as name(s) appear(s) on certificates(s) for shares or on a security position listing or the person(s) authorized to become the registered holder(s) by certificates and documents transmitted with this letter of transmittal must sign this document. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see Instruction 5.)

------------------------------------      --------------------------------------
(SIGNATURE OF OWNER)                      (SIGNATURE OF OWNER)

Name(s):

------------------------------------      --------------------------------------
           (Please Print)                             (Please Print)

Dated: __________, 2004

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                   (Include Zip Code)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------

Tax Identification or Social Security Number:
                                             -----------------------------------

                            (SEE SUBSTITUTE FORM W-9)
                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                                                  (Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated: __________, 2004

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


      1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Signature Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution") UNLESS (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

      2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase) is utilized, if tenders are to be made by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a timely confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by SAC, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase. A "trading day" is any day on which the American Stock Exchange is open for business.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional, or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

      3. Inadequate Space. If the space provided under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

      4. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer). If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

      If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

      If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the Share Certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to SAC of such person's authority so to act must be submitted.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, SAC will pay all stock transfer taxes on the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to SAC of the payment of such taxes, or exemption therefrom, is submitted.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING SHARES TENDERED HEREBY.

      7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes herein must be completed.

      8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

      9. Substitute Form W-9. Each tendering stockholder that is a U.S. person (or a U.S. resident) is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. If the tendering stockholder is not a U.S. person (or a U.S. resident alien), see the section below entitled "Important Tax Information" for additional instructions.

      10. Lost, Destroyed, or Stolen Certificates. If any Share Certificate(s) has been lost, destroyed, or stolen, the stockholder should promptly notify Schuff International's transfer agent, Computershare Trust Company, Inc., for assistance. The address is 350 Indiana Street, #800, Golden, Colorado 80401. The phone number is (303) 262-0600. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, or stolen Share Certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                            IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

      Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (an appropriate Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

      If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (b)(i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding, and (c) such stockholder is a U.S. person (or a U.S. resident alien).

What Number to Give the Depositary

      The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A
                        TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that If I do not provide a taxpayer identification number to the payer by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE:                                              DATE:
          --------------------------------------------       -------------------

NAME (Please Print):
                    ------------------------------------------------------------

      Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery, and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent and will be furnished promptly at SAC's expense. You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Offer.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                            Schuff Acquisition Corp.
                              Attention: Julie Hall
                               1841 West Buchanan
                             Phoenix, Arizona 85007
                          Email: julie.hall@schuff.com
                                       or
                              CALL: (602) 452-4497

                  TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS

                 PAYER'S NAME: COMPUTERSHARE TRUST COMPANY, INC.

SUBSTITUTE
FORM W-9

Department of the Treasury
Internal Revenue Service

Service Payer's Request for
Taxpayer Identification
Number (TIN)

PART I - Taxpayer Identification Number -
For all accounts, enter taxpayer identification number at box at right and certify by signing and dating below.
Note: If the account is in more than one name, see the chart in the enclosed guidelines to determine which number to give the payer.

                             Social Security Number
                                       or
                             Employer Identification
                                     Number:

                          ----------------------------

PART II - Check the box if you are exempt from back up withholding (see enclosed guidelines): [ ]

PART III - Certification - Under penalties of perjury, I certify that:

      (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

      (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

      (3)   I am a U.S. person (including a U.S. resident alien).

SIGNATURE:                                              DATE:
          --------------------------------------------       -------------------

NAME (Please Print):
                    ------------------------------------------------------------

CERTIFICATE INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.